UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 9, 2006


                                 NCT Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-18267                 59-2501025
----------------------------       --------------------      -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


20 Ketchum Street, Westport, CT                                      06880
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number including area code:                (203) 226-4447
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02.     Unregistered Sales of Equity Securities.

On June 9, 2006, NCT Group, Inc. ("NCT") issued Carole Salkind an 8% convertible note in the principal amount of $550,000 for which Ms. Salkind paid NCT $300,000 in cash. This note is due upon demand, but in no event later than six months from the date of issuance. Also on June 9, 2006, NCT issued Carole Salkind an 8% convertible note in the principal amount of $2,650,000 to cure NCT's default under two notes dated December 7, 2005. The principal amount of this note represents the aggregate principal rolled over ($1,259,383.98), default penalty (10% of the principal in default), accrued interest and an original issue discount of $1,213,507.40. This note matures six months from the date of issuance.

The convertible notes are secured by substantially all of the assets of NCT. The notes bear interest at the stated rate until the due date of the notes, or until demand is made for repayment of the $550,000 note, and bear interest at a default rate equal to the stated rate of interest plus 5% on any amount of principal or interest that is not paid when due or upon demand. Interest is payable upon maturity of the notes or upon demand for repayment of the $550,000 note. At the election of Ms. Salkind, the $550,000 note may be converted into shares of NCT common stock at a conversion price per share equal to the greater of (i) $0.0018 or (ii) the par value of NCT common stock on the date of conversion. At the election of Ms. Salkind, the $2,650,000 note may be converted into shares of NCT common stock at a conversion price per share equal to the greater of (i) $0.0019 or (ii) the par value of NCT common stock on the date of conversion. At the election of Ms. Salkind, the notes may be exchanged for shares of common stock of any subsidiary of NCT (except Pro Tech Communications, Inc.) that makes a public offering of its common stock (at the public offering price). The notes contain events of default, any one of which (if not cured) triggers a default penalty of 10% of the then outstanding principal. If triggered, the default penalty, along with the outstanding principal and accrued interest, becomes immediately due and payable. Events of default include the failure to pay principal and interest when due and the failure to issue shares of common stock upon exercise of conversion rights.

The issuance of the notes was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption set forth in Section 4(2) of the Securities Act relating to transactions by an issuer not involving a public offering.


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


Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits

10.1(a) Form of Secured Convertible Note (demand) issued by NCT Group, Inc. to Carole Salkind (incorporated by reference to Exhibit No. 10.1(a) to Form 8-K filed by NCT Group, Inc. dated December 22,
               2005).

10.1(b) Schedule of Secured Convertible Note (demand) issued by NCT Group, Inc. to Carole Salkind on June 9, 2006.

10.2(a)        Form of Secured  Convertible Note (refinancings after October 31,
               2005) issued by NCT Group, Inc. to Carole Salkind (incorporated by reference to Exhibit No. 10.2(a) to Form 8-K filed by NCT Group, Inc. dated December 7, 2005).

10.2(b) Schedule of Secured Convertible Note (refinancings after October 31, 2005) issued by NCT Group, Inc. to Carole Salkind on June 9, 2006.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NCT GROUP, INC.


                                                  By:  /s/  Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:  June 15, 2006


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